EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

GLOBAL CROSSING LTD.

(in provisional liquidation in the Supreme Court of Bermuda)

We have audited the accompanying consolidated balance sheets of Global Crossing Ltd. (in provisional liquidation in the Supreme Court of Bermuda) and its subsidiaries (the “Company”) as of December 31, 2002 and 2001, and the related consolidated statements of operations, shareholders’ equity (deficit), cash flows and comprehensive loss for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits. The consolidated financial statements of the Company as of and for the year ended December 31, 2000 were audited by other auditors who have ceased operations. The other auditors expressed an unqualified opinion on those consolidated financial statements in their report dated February 14, 2001, prior to the restatements discussed in Note 4, “Restatement of Previously Issued Financial Statements,” and Note 8, “Discontinued Operations and Dispositions”.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Global Crossing Ltd. (in provisional liquidation in the Supreme Court of Bermuda) and its subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed above, the consolidated financial statements of the Company as of and for the year ended December 31, 2000 were audited by other auditors who have ceased operations. As described in Notes 4 and 8, these financial statements have been restated. We audited the adjustments described in Notes 4 and 8 that were applied to restate the Company’s consolidated financial statements as of and for the year ended December 31, 2000. In our opinion, such adjustments have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the Company’s consolidated financial statements as of and for the year ended December 31, 2000 other than with respect to such adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2000 consolidated financial statements taken as a whole.

We have also audited the financial statement schedule listed in the Index at Item 15(a)(2) as of and for the years ended December 31, 2002 and 2001. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.

As discussed in Note 2, “Reorganization and Delays in Reporting,” Global Crossing Ltd. and certain of its subsidiaries have filed for reorganization under Chapter 11 of the Federal Bankruptcy Code. Similarly, Global Crossing Ltd. and certain of its Bermuda subsidiaries commenced insolvency proceedings in the Supreme Court of Bermuda (the “Bermuda Court”). The accompanying consolidated financial statements do not purport to reflect or provide for the consequences of the bankruptcy proceedings. In particular, such financial statements do not purport to show (a) as to assets, their net realizable value on a liquidation basis or their availability to satisfy liabilities; (b) as to pre-petition liabilities, the amounts that may be allowed for claims or contingencies, or the status or priority thereof; (c) as to shareholder accounts, the effect of any changes that may be made in the capitalization of the Company; or (d) as to operations, the effect of any changes that may be made in its

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business. On December 26, 2002, the Bankruptcy Court entered an order confirming the Plan of Reorganization. Similarly, on January 3, 2003, the Bermuda Court sanctioned the Schemes (the Bermuda equivalent to confirmation). Under the Plan of Reorganization, the Company is required to comply with certain terms and conditions as more fully described in Note 2.

/s/ GRANT THORNTON LLP

New York, New York

September 10, 2003 (except as it relates to Notes 1, 2, 13—New Senior Secured Notes, 27 and 32, as to which the date is December 4, 2003)

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